UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

March 25, 2020

Date of Report (date of earliest event reported)

NIKE, Inc.

(Exact name of registrant as specified in its charter)

Oregon	1-10635	93-0584541
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

ONE BOWERMAN DRIVE

BEAVERTON, OR 97005-6453

(Address of principal executive offices and zip code)

(503) 671-6453

Registrant’s telephone number, including area code

NO CHANGE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class B Common Stock	NKE	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On March 27, 2020, NIKE, Inc. (the “Company”) completed an underwritten public offering of $1,000,000,000 aggregate principal amount of 2.400% Notes due 2025, $1,000,000,000 aggregate principal amount of 2.750% Notes due 2027, $1,500,000,000 aggregate principal amount of 2.850% Notes due 2030, $1,000,000,000 aggregate principal amount of 3.250% Notes due 2040 and $1,500,000,000 aggregate principal amount of 3.375% Notes due 2050 (collectively, the “Notes”). The Notes were offered and sold under a prospectus supplement and related prospectus filed with the United States Securities and Exchange Commission pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-232770).

The terms of the Notes are governed by a base indenture, dated as of April 26, 2013 (the “Base Indenture”), by and between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented by a fourth supplemental indenture, dated as of March 27, 2020 (the “Fourth Supplemental Indenture”), by and between the Company and the Trustee. An affiliate of the Trustee is a lender under the Company’s committed credit facility. The Trustee and its affiliates have also in the past performed, and may continue to perform, cash management, counterparty, financial advisory or other services for the Company, for which they have received, or may receive, customary fees and commissions. Copies of the Base Indenture and the Fourth Supplemental Indenture, including the form of Notes, are attached as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

On March 25, 2020, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, relating to the sale by the Company of the Notes. The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Sullivan & Cromwell LLP and Ann M. Miller, Vice President, Corporate Secretary and Chief Ethics & Compliance Officer, have each opined on the validity of the Notes. The opinions of Sullivan & Cromwell LLP and Ann M. Miller, and their respective consents, are included as Exhibit 5.1 and Exhibit 5.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated March 25, 2020, by and among NIKE, Inc., BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC.

4.1

Indenture dated as of April 26, 2013, by and between NIKE, Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed April 26, 2013).

4.2

Fourth Supplemental Indenture, dated as of March 27, 2020, by and between NIKE, Inc. and Deutsche Bank Trust Company Americas, as trustee, including the form of 2.400% Notes due 2025, form of 2.750% Notes due 2027, form of 2.850% Notes due 2030, form of 3.250% Notes due 2040 and form of 3.375% Notes due 2050.

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Ann M. Miller.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Ann M. Miller (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2020	NIKE, Inc.
(Registrant)

	By:	/s/ Andrew Campion
Andrew Campion
Executive Vice President and Chief Financial Officer